Income taxes	12 Months Ended
Dec. 31, 2019
Income taxes
Income taxes

18    Income taxes

Income tax expense differs from the tax recovery amount that would be obtained by applying the statutory income tax rate to the respective year’s loss before income taxes as follows:

	2019	2018
	$	$

Loss before income taxes	19,998,376	20,532,205

Recovery based on combined federal and provincial statutory rate of 26.5% (2018 - 26.5%)	(5,299,570)	(5,441,034)
Permanent differences	(182,660)	(770,593)
Change in deferred tax assets not recognized	5,658,576	6,460,542
Effect of tax rates in foreign jurisdictions	17,528	(18,131)
Net income tax expense	193,874	230,784

Deferred tax assets are recognized for tax loss carry-forwards and unused tax credits to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company has not recognized deferred tax assets that can be carried forward against future taxable income.

Permanent differences are primarily comprised of non-refundable tax credits and deductible finance fees not recorded in the consolidated statements of loss and comprehensive loss, offset by non-deductible share-based compensation and accretion expense.

The Company has non-capital loss carry-forwards of approximately $73,324,000 as at December 31, 2019 that expire in varying amounts from 2028 to 2039.

The Company has SR&ED expenditures of approximately $16,589,000 as at December 31, 2019, which can be carried forward indefinitely to reduce future years’ taxable income.

The Company has approximately $3,311,000 of federal and provincial tax credits that are available to be applied against federal and provincial taxes otherwise payable in future years and that expire in varying amounts from 2028 to 2039.